EXHIBIT 10.1
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PRIVATE & CONFIDENTIAL
The Directors                                                        5531
Simpson Strong-Tie International Inc.
Winchester Road
Cardinal Point                                          Our Ref:  SCB/hbh
Tamworth
Staffordshire                                              16th July 1999


Dear Sirs

SIMPSON STRONG-TIE INTERNATIONAL INC

We are writing to confirm that we have agreed facilities for the above company as described below. The facilities are repayable upon demand at any time, but subject to this overriding condition, the limits have been marked forward for review by 16th July 2000.


FACILITIES


OVERDRAFT                                GBP250,000 (two hundred and fifty
                                         thousand pounds).


RENTAL GUARANTEE TO ROYAL LONDON         GBP442,000 (four hundred and forty
                                         two thousand pounds).


HM CUSTOMS & EXCISE GUARANTEE            GBP10,000 (2 x GBP5,000)


COMPANY BARCLAYCARD                      GBP15,000 (fifteen thousand
                                         pounds).


BARCLAYS VEHICLE MANAGEMENT              GBP60,000 (sixty thousand pounds).
SERVICES


PURPOSE                                  To assist with the working
                                         capital requirements of the
                                         Company.


INTEREST/COMMISSION/FEES                 Interest will be charged at a
                                         rate of 2% above Barclays Bank's
                                         Base Rate current from time to
                                         time.

Barclays Bank PLC
Simpson Strong-Tie International Inc.
16th July 1999




                                         No amounts may be drawn in excess
                                         of the agreed facility  but if
                                         exceptionally the Bank pays
                                         amounts which are not agreed in
                                         advance and which create an
                                         excess position, then a borrowing
                                         margin of 15% will apply to the
                                         unauthorised amounts calculated
                                         daily.

                                         Interest will be charged
                                         quarterly in arrears in March,
                                         June, September and December, or
                                         at such other intervals as the
                                         Bank may notify to you.

                                         Base Rate is currently 5% and
                                         variations in Base Rate are
                                         published in the press.

                                         Commission will be charged in
                                         line with the Bank tariff current
                                         from time to time, a copy of
                                         which is in your possession.  The
                                         tariff is usually reviewed
                                         annually in May.

                                         Commission in respect of the
                                         Rental Guarantee will be charged
                                         at a rate of 0.45% per annum.

                                         The commission and management
                                         time charge will be debited
                                         quarterly in arrears in March,
                                         June, September and December.

                                         A renewal fee of GBP500 has been
                                         debited to the account.


SECURITY                                 The facility will be
                                         secured/guaranteed by :-

                                           Standby Letter of Credit in the
                                           sum of GBP442,000 from the Union
                                           Bank re the Rental Guarantee to
                                           Royal London.

                                           A Guarantee from Simpson
                                           Manufacturing Inc in respect of
                                           the remaining facilities.

Barclays Bank PLC
Simpson Strong-Tie International Inc.
16th July 1999




                                         and any other security which is
                                         now held or hereinafter may be
                                         held by the Bank, all of which
                                         security is to be available as
                                         cover for all liabilities of the
                                         Borrower whether actual or
                                         contingent to the Bank at any
                                         time.


CONDITION PRECEDENT                      The facility is conditional upon
                                         the Standby Letter of Credit
                                         being renewed at its expiry date.


INFORMATION                              The Borrower will provide the
                                         Bank with copies of its audited,
                                         trading and consolidated profit
                                         and loss account and balance
                                         sheet as soon as they are
                                         available, and not later than 180
                                         days from the end of each
                                         accounting reference period.


Yours faithfully


/s/S C Brettell
---------------------------------
S C BRETTELL
CORPORATE MANAGER